                                  PARAGON TRADE BRANDS, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                                     Exhibit 99.1

(AMOUNTS IN 000's EXCEPT PER SHARE DATA)                            Successor      Predecessor        Successor
                                                                     Company         Company           Company
                                                                  ------------    -------------    --------------
                                                                     Fourteen        Thirteen        Forty-Eight
                                                                   Weeks Ended     Weeks Ended       Weeks Ended
                                                                  Dec. 31, 2000   Dec. 26, 1999     Dec. 31, 2000
                                                                  -------------   -------------     -------------
Sales, net of discounts and allowances..........................       $166,813        $121,943          $507,334
Cost of sales...................................................        130,165         107,091           407,561
                                                                       --------        --------          --------
Gross profit....................................................         36,648          14,852            99,773
Selling, general and administrative expense.....................         15,949          18,734            61,310
Research and development expense................................          1,162             861             4,081
Plant closure expenses..........................................              -              28                 -
                                                                       --------        --------          --------
Operating profit (loss).........................................         19,537          (4,771)           34,382
Equity in (loss) earnings of unconsolidated
  subsidiaries..................................................         (1,223)          1,223               582
Interest expense................................................          4,530             178            16,318
Other income - net..............................................          2,022           1,474             3,854
                                                                       --------        --------          --------
Earnings (loss) before income taxes,
  bankruptcy costs and extraordinary item.......................         15,806          (2,252)           22,500
Bankruptcy costs................................................              -           2,462                 -
                                                                       --------        --------          --------
Earnings (loss) from continuing operations before
  Income taxes and extraordinary item...........................         15,806          (4,714)           22,500
Provision for (benefit from) income taxes.......................          7,720          (1,025)            7,587
                                                                       --------        --------          --------
Earnings (loss) from continuing operations......................          8,086          (3,689)           14,913
Gain (loss) on operation/disposal of discontinued
  operations - net of tax.......................................          8,119          (3,848)          (16,384)
                                                                       --------        --------          --------
Earnings (loss) before extraordinary items and
  cumulative effect of change in accounting principle...........         16,205          (7,537)           (1,471)
Extraordinary item - gain from discharge of debt................              -               -                 -
Cumulative effect of change in accounting principle.............           (295)              -              (295)
                                                                       --------        --------          --------
Net income (loss)...............................................       $ 15,910        $ (7,537)         $ (1,766)
                                                                       ========        ========          ========

Basic - earnings (loss) per share...............................       $   1.33        $   (.63)         $   (.15)
Diluted - earnings (loss) per share.............................       $   1.30        $   (.63)         $   (.15)
Weighted average common shares outstanding - basic..............         11,996          11,950            11,970
                                                                       --------        --------          --------


                                                                            Predecessor
                                                                              Company
                                                                  ------------------------------
                                                                       Five          Fifty-Two
                                                                    Weeks Ended     Weeks Ended
                                                                  Jan.  28, 2000   Dec. 26, 1999
                                                                  --------------   -------------
Sales, net of discounts and allowances..........................        $ 49,767        $486,918
Cost of sales...................................................          40,721         417,524
                                                                        --------        --------
Gross profit....................................................           9,046          69,394
Selling, general and administrative expense.....................           5,728          75,726
Research and development expense................................             313           3,644
Plant closure expenses..........................................               -           1,555
                                                                        --------        --------
Operating profit (loss).........................................           3,005         (11,531)
Equity in (loss) earnings of unconsolidated
  subsidiaries..................................................               -           2,339
Interest expense................................................              75             482
Other income - net..............................................              97           3,474
                                                                        --------        --------
Earnings (loss) before income taxes,
  bankruptcy costs and extraordinary item.......................           3,027          (6,200)
Bankruptcy costs................................................          10,399           9,538
                                                                        --------        --------
Earnings (loss) from continuing operations before

Income taxes and extraordinary item.............................          (7,372)        (15,738)
Provision for (benefit from) income taxes.......................            (100)         (1,350)
                                                                        --------        --------
Earnings (loss) from continuing operations......................          (7,272)        (14,388)
Gain (loss) on operation/disposal of discontinued
  operations - net of tax.......................................          (1,195)        (13,988)
                                                                        --------        --------
Earnings (loss) before extraordinary items and
  cumulative effect of change in accounting principle...........          (8,467)        (28,376)
Extraordinary item - gain from discharge of debt................         123,043               -
Cumulative effect of change in accounting principle.............               -               -
                                                                        --------        --------
Net income (loss)...............................................        $114,576        $(28,376)
                                                                        ========        ========

Basic - earnings (loss) per share...............................        $   9.59        $  (2.37)
Diluted - earnings (loss) per share.............................        $   9.59        $  (2.37)
Weighted average common shares outstanding - basic..............          11,950          11,950
                                                                        --------        --------

                  PARAGON TRADE BRANDS, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                                              Successor                        Predecessor
                                                                               Company                           Company
                                                                                As of                             As of
Assets                                                                    December 31, 2000                  December 26,1999
--------------------------------------------------------------            -----------------                  ----------------

Cash and cash equivalents                                                     $ 43,780                          $ 11,657
Receivables                                                                     79,796                            84,084
Inventories                                                                     42,519                            40,086
Current portion of deferred income taxes                                         1,219                             5,557
Other current assets                                                             1,975                             2,729
Net current assets of discontinued operations                                    2,385                            11,594
                                                                              --------                          --------
  Total current assets                                                         171,674                           155,707

Net property, plant and equipment                                               84,288                            90,892
Assets held for sale                                                             3,571                             2,312
Goodwill                                                                             -                            30,900
Investment in and advances to                                                   86,255                            79,144
  unconsolidated subsidiaries
Other assets                                                                    10,185                            11,290
Net non-current assets of discontinued operations                               11,117                            30,275
                                                                              --------                          --------
  Total assets                                                                $367,090                          $400,520
                                                                              ========                          ========

Liabilities and Shareholders' Equity (Deficit)
--------------------------------------------------------------
Accounts payable                                                              $ 50,252                          $ 42,240
Accrued liabilities                                                             49,201                            34,259
                                                                              --------                          --------
Total current liabilities                                                       99,453                            76,499
Liabilities subject to compromise                                                    -                           406,723
Long-term debt                                                                 146,000                                 -
Other long-term liabilities                                                      1,219                             7,115
                                                                              --------                          --------
  Total liabilities                                                            246,672                           490,337
Total shareholders' equity (deficit)                                           120,418                           (89,817)
                                                                              --------                          --------
  Total liabilities and shareholders' equity (deficit)                        $367,090                          $400,520
                                                                              ========                          ========

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                                             Successor                Predecessor
                                                                              Company                   Company
                                                                         -----------------    ------------------------------
                                                                         Forty-Eight Weeks         Five          Fifty-Two
                                                                               Ended            Weeks Ended     Weeks Ended
                                                                           Dec. 31, 2000       Jan. 28, 2000   Dec. 26, 1999
                                                                         -----------------    -------------   --------------
Cash flows from operating activities:
Earnings (loss) from continuing operations before extraordinary item....    $ 14,913              $ (7,272)       $(14,388)
Adjustments to reconcile earnings (loss) to net cash provided by
    (used in) operating activities:
  Depreciation and amortization........................................       20,150                 2,328          33,043
  Deferred income taxes................................................          128                   382            (166)
  Equity in earnings of unconsolidated subsidiaries, net of
     dividends.........................................................          582                     -          (1,546)
  Write-down of assets.................................................          846                   173             660
Changes in operating assets and liabilities:
  Accounts receivable..................................................       (9,521)               (4,039)          4,566
  Inventories and prepaid expenses.....................................        2,056                (1,934)          9,687
  Accounts payable.....................................................       12,133                (6,404)         (1,062)
  Checks issued but not cleared........................................       (1,359)                1,509          (4,908)
  Prepetition reclamation payment authorized by court..................            -                     -            (546)
  Liabilities subject to compromise....................................            -               (13,032)              -
  Accrued liabilities..................................................       12,470                 7,254             491
  Other................................................................        6,377                  (429)         (4,032)
                                                                            --------              --------        --------
  Net cash provided by (used in) operating activities of
     continuing operations.............................................       58,775               (21,464)         21,799
  Net cash used in operating activities of
     discontinued operations...........................................        1,116                (1,569)        (15,294)
                                                                            --------              --------        --------
  Net cash provided by (used in) operating activities..................       59,891               (23,033)          6,505
                                                                            --------              --------        --------

Cash flows from investing activities:
Expenditures for property and equipment................................      (16,881)                 (658)        (25,351)
Proceeds from sale of property and equipment...........................        3,410                   104           6,414
Repayment of advance from unconsolidated subsidiary, at equity.........       10,579                     -           5,612
Investment in unconsolidated subsidiary, at cost.......................            -                     -            (186)
Investment in and advances to unconsolidated subsidiaries,
  at equity............................................................         (647)               (1,200)         (2,760)
Proceeds from sale of Changing Paradigms, Inc..........................            -                     -             350
Other..................................................................       (1,501)                1,570            (855)
                                                                            --------              --------        --------
  Net cash used in investing activities of continuing
     operations........................................................       (5,040)                 (184)        (16,776)
  Net cash used in investing activities of
     discontinued operations...........................................         (477)                  (87)           (609)
                                                                            --------              --------        --------
  Net cash used in investing activities................................       (5,517)                 (271)        (17,385)
                                                                            --------              --------        --------
Cash flows from financing activities:
Proceeds from credit facility..........................................            -                15,000               -
Repayments of credit facility..........................................      (15,000)                    -               -
Sale of common stock...................................................        1,053                     -               -
                                                                            --------              --------        --------
  Net cash (used in) provided by financing activities..................      (13,947)               15,000               -
                                                                            --------              --------        --------

Net increase (decrease) in cash and cash equivalents...................       40,427                (8,304)        (10,880)
Cash and cash equivalents at beginning of period.......................        3,353                11,657          22,537
                                                                            --------              --------        --------
Cash and cash equivalents at end of period.............................     $ 43,780              $  3,353        $ 11,657
                                                                            ========              ========        ========